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EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), is dated as of August 24, 2009, by and between Aethlon Medical, Inc., a Nevada corporation (the "COMPANY"), and the subscribers listed on SCHEDULE I hereto (the "SUBSCRIBERS").

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "1933 ACT");

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase for an aggregate of $307,500 (the "PURCHASE PRICE") (i) $338,250 principal amount ("PRINCIPAL AMOUNT") of secured promissory notes of the Company ("NOTE" or "NOTES"), a form of which is annexed hereto as EXHIBIT A, convertible into shares of the Company's Common Stock, $0.001 par value (the "COMMON STOCK") at a per share conversion price set forth in the Notes ("CONVERSION PRICE"); and (ii) share purchase warrants (the "WARRANTS") in the form attached hereto as EXHIBIT B, to purchase shares of the Company's Common Stock (the "WARRANT SHARES") (the "OFFERING"). The Notes, shares of Common Stock issuable upon conversion of the Notes (the "CONVERSION SHARES"), the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES."; and

         WHEREAS, the aggregate proceeds of the sale of the Notes and the Warrants contemplated hereby shall be held in escrow by Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176 (the "ESCROW AGENT") pursuant to the terms of an Escrow Agreement to be executed by the parties substantially in the form attached hereto as EXHIBIT C (the "ESCROW AGREEMENT").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

                  1. CLOSING DATE. The "CLOSING DATE" shall be the date that the Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. The consummation of the transactions contemplated herein is referred to as the "CLOSING". The Closing shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, Subscribers shall purchase and the Company shall sell to Subscribers the Notes and Warrants as described in
Section 2 of this Agreement.

                  2. NOTES. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to the Subscriber a Note in the Principal Amount designated on SCHEDULE I hereto for such Subscriber's Purchase Price indicated thereon.

                  3. WARRANTS. On the Closing Date, the Company will issue and deliver the Warrants to the Subscribers. Two Warrants will be issued for each one Dollar of Note Principal Amount issued on the Closing Date. The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be equal to $0.50, subject to reduction as described in the Warrants. The Warrants shall be exercisable until three (3) years after the issue date of the Warrants.

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                  4. SUBSCRIBER REPRESENTATIONS AND WARRANTIES. Each of the
Subscribers hereby represents and warrants to and agrees with the Company that:

                           (a) ORGANIZATION AND STANDING OF THE SUBSCRIBER.
Subscriber, to the extent applicable, is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                           (b) AUTHORIZATION AND POWER. Subscriber has the
requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Note and Warrant being sold to it hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Subscriber or its Board of Directors or stockholders, if applicable, is required. This Agreement and the other Transaction Documents have been duly authorized, executed and when delivered by Subscriber and constitute, or shall constitute when executed and delivered, a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof.

                           (c) NO CONFLICTS. The execution, delivery and
performance of this Agreement and the other Transaction Documents and the consummation by Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of Subscriber's charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

                           (d) INFORMATION ON COMPANY. Such Subscriber has been
furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB filed on July 2, 2009 for the fiscal year ended March 31, 2009, and the financial statements included therein, together with all subsequent filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "REPORTS"). In addition, such Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "OTHER WRITTEN INFORMATION"), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities.

                           (e) INFORMATION ON SUBSCRIBER. Subscriber is, and
will be at the time of the conversion of the Notes and exercise of the Warrants, an "ACCREDITED INVESTOR", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on SCHEDULE I hereto regarding Subscriber is accurate.

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                           (f) PURCHASE OF NOTES AND WARRANTS. On the Closing
Date, Subscriber will purchase its Note and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

                           (g) COMPLIANCE WITH SECURITIES ACT. Subscriber
understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties who in turn may dispose of these Securities.

                           (h) CONVERSION SHARES AND WARRANT SHARES LEGEND. The
Conversion Shares and Warrant Shares shall bear the following or similar legend:

                  "THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

                           (i) NOTES AND WARRANTS LEGEND. The Notes and Warrants
shall bear the following legend:

                  "NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE -OR-EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
                  (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

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                           (j) COMMUNICATION OF OFFER. The offer to sell the
Securities was directly communicated to Subscriber by the Company. At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                           (k) RESTRICTED SECURITIES. Subscriber understands
that the Securities have not been registered under the 1933 Act and Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "AFFILIATE" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each Subsidiary of the Company. For purposes of this definition, "CONTROL" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                           (l) NO GOVERNMENTAL REVIEW. Subscriber understands
that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                           (m) CORRECTNESS OF REPRESENTATIONS. Subscriber
represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

                           (n) SURVIVAL. The foregoing representations and
warranties shall survive the Closing Date.

                  5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each Subscriber that:

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                           (a) DUE INCORPORATION. The Company is a corporation
duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. The Company is not currently in good standing as a foreign corporation in the State of California. The Company's lack of good standing as a foreign corporation in the State of California does not have a Material Adverse Affect on the Company. For purposes of this Agreement, a "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, "SUBSIDIARY" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. As of the Closing Date, all of the Company's Subsidiaries and the Company's ownership interest therein is set forth on SCHEDULE 5(A).

                           (b) OUTSTANDING STOCK. All issued and outstanding
shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                           (c) AUTHORITY; ENFORCEABILITY. This Agreement, the
Notes, Conversion Shares, Warrants, Security Agreement, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively "TRANSACTION DOCUMENTS") have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                           (d) CAPITALIZATION AND ADDITIONAL ISSUANCES. The
authorized and outstanding capital stock of the Company and Subsidiaries on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on SCHEDULE 5(D). Except as set forth on
SCHEDULE 5(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on SCHEDULE 5(D). There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

                           (e) CONSENTS. No consent, approval, authorization or
order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board (the "BULLETIN BOARD") or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Transaction Documents and the Company's performance of its obligations thereunder have been unanimously approved by the Company's Board of Directors. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect or the consummation of any of the other agreements, covenants or commitments of the Company or any Subsidiary contemplated by the other Transaction Documents. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.


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                           (f) NO VIOLATION OR CONFLICT. Assuming the
representations and warranties of the Subscriber in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                                    (i) violate, conflict with, result in a
breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

                                    (ii) result in the creation or imposition of
any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of Subscribers as described herein; or

                                    (iii) except as set forth in SCHEDULE 5(F),
result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company except for the Subscriber, nor result in the acceleration of the due date of any obligation of the Company; or

                                    (iv) result in the triggering of any
piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

                           (g) THE SECURITIES. The Securities upon issuance:

                                    (i) are, or will be, free and clear of any
security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                                    (ii) have been, or will be, duly and validly
authorized and on the dates of issuance of the Conversion Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants, such Conversion Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement or exempt from registration will be free trading, unrestricted and unlegended;

                                    (iii) will not have been issued or sold in
violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company;

                                    (iv) will not subject the holders thereof to
personal liability by reason of being such holders; and

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                                    (v) assuming the representations and
warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

                           (h) LITIGATION. There is no pending or, to the best
knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

                           (i) NO MARKET MANIPULATION. The Company and its
Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                           (j) INFORMATION CONCERNING COMPANY. The Reports and
Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since March 31, 2009 and except as modified in the Reports and Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs. The Reports and Other Written Information including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

                           (k) SOLVENCY. Based on the financial condition of the
Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                           (l) DEFAULTS. The Company is not in violation of its
articles of incorporation or bylaws. Except as set forth in SCHEDULE 5(L), the Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.


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                           (m) NO INTEGRATED OFFERING. Neither the Company, nor
any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. No prior offering will impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder.

                           (n) NO GENERAL SOLICITATION. Neither the Company, nor
any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                           (o) NO UNDISCLOSED LIABILITIES. The Company has no
liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since March 31, 2009 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                           (p) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since
March 31, 2009, except as disclosed in the Reports and except as set forth in
SCHEDULE 5(P), no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                           (q) BANKING. SCHEDULE 5(Q) contains a list of all
financial institutions at which the Company and Subsidiaries maintain deposit, checking and other accounts. The list includes the accurate addresses of such financial institutions and account numbers of such accounts.

                           (r) DILUTION. The Company's executive officers and
directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                           (s) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS.
There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

                           (t) INVESTMENT COMPANY. Neither the Company nor any
Affiliate of the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

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                           (u) FOREIGN CORRUPT PRACTICES. Neither the Company,
nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                           (v) REPORTING COMPANY/SHELL COMPANY. The Company is a
publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 ACT") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months. As of the Closing Date, the Company is not a "shell company" but is a "former shell company" as those terms are employed in Rule 144 under the 1933 Act.

                           (w) LISTING. The Company's Common Stock is quoted on
the Bulletin Board under the symbol AEMD. The Company has not received any pending oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation and (ii) the Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

                           (x) DTC STATUS. The Company's transfer agent is a
participant in, and the Common Stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on SCHEDULE 5(X) hereto.

                           (y) COMPANY PREDECESSOR AND SUBSIDIARIES. Except as
set forth in SCHEDULE 5(A), the Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e), (f), (h), (j), (l), (o), (p),
(q), (s), (t) and (u) of this Agreement, as same relate or could be applicable to each Subsidiary. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate, apply and refer to the Company and its predecessors and successors. The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries identified on
SCHEDULE 5(A), free and clear of all liens, encumbrances and claims. No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries. The Company further represents that the Subsidiaries have not been known by any other name for the prior five years.

                           (z) CORRECTNESS OF REPRESENTATIONS. The Company
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

                           (AA) SURVIVAL. The foregoing representations and
warranties shall survive the Closing Date.

                  6. REGULATION D OFFERING/LEGAL OPINION. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or
Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as EXHIBIT D. The Company will provide, at the Company's expense, to the Subscriber such other legal opinions, if any, as are reasonably necessary in each Subscriber's and such counsel's opinion for the issuance and resale of the Conversion Shares and Warrant Shares pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration.

                  7.1. CONVERSION OF NOTES.

                           (a) Upon the conversion of a Note or part thereof,
the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering an opinion of counsel, to assure that the Company's transfer agent shall issue stock certificates in the name of a Subscriber (or its permitted nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the certificates representing such shares shall contain no legend other than the legend set forth in Section 4(h). If and when a Subscriber sells the Conversion Shares, assuming (i) a registration statement including such Conversion Shares for registration has been filed with the Commission, is effective and the prospectus, as supplemented or amended, contained therein is current and (ii) Subscriber or its agent confirms in writing to the transfer agent that Subscriber has complied with the prospectus delivery requirements, the Company will reissue the Conversion Shares without restrictive legend and the Conversion Shares will be free-trading, and freely transferable. In the event that the Conversion Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend indefinitely, if pursuant to Rule 144(b)(1)(i) of the 1933 Act, provided that Subscriber delivers all reasonably requested representations in support of such opinion.

                           (b) Each Subscriber will give notice of its decision
to exercise its right to convert its Note, interest, or part thereof by telecopying or otherwise delivering a completed Notice of Conversion (a form of which is annexed as EXHIBIT A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement. Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof by 6 PM Eastern Time ("ET") (or if received by the Company after 6 PM ET, then the next business day) shall be deemed a "CONVERSION DATE." The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Conversion Shares issuable upon conversion of the Note to Subscriber via express courier for receipt by Subscriber within five (5) business days after the Conversion Date (such fifth day being the "DELIVERY DATE"). In the event the Conversion Shares are electronically transferable, then delivery of the Shares MUST be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided by the Company to Subscriber if requested by Subscriber, provided Subscriber delivers the original Note to the Company.

                           (c) The Company understands that a delay in the
delivery of the Conversion Shares in the form required pursuant to Section 7.1 hereof later than the Delivery Date could result in economic loss to the Subscribers. As compensation to Subscribers for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to each applicable Subscriber for late issuance of Conversion Shares in the form required pursuant to Section
7.1 hereof upon Conversion of the Note, the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount and interest (and proportionately for other amounts) being converted of the corresponding Conversion Shares which are not timely delivered. The Company shall pay any payments incurred under this Section upon demand. Furthermore, in addition to any other remedies which may be available to the Subscribers, in the event that the Company fails for any reason to effect delivery of the Conversion Shares within seven (7) business days after the Delivery Date, the relevant Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion by delivery of a notice to such effect to the Company whereupon the Company and Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the damages payable in connection with the Company's default shall be payable through the date notice of revocation or rescission is given to the Company.

                  7.2. MANDATORY REDEMPTION AT SUBSCRIBER'S ELECTION. Upon the occurrence of an Event of Default (as defined in the Note or in this Agreement), that continues for more than twenty (20) business days, (iii) a Change in Control (as defined below), or (iv) of the liquidation, dissolution or winding up of the Company, then at the Subscriber's election, the Company must pay to each Subscriber ten (30) business days after request by each Subscriber ("CALCULATION PERIOD"), a sum of money determined by multiplying up to the outstanding principal amount of the Note designated by each such Subscriber by 120%, plus accrued but unpaid interest ("MANDATORY REDEMPTION PAYMENT"). The Mandatory Redemption Payment must be received by each Subscriber not later than thirty (30) business days after request ("MANDATORY REDEMPTION PAYMENT DATE"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding. For purposes of this Section 7.1, "CHANGE IN CONTROL" shall mean (i) the Company no longer having a class of shares publicly traded or listed on a Principal Market (as defined in Section 9(b)), (ii) the Company becoming a Subsidiary of another entity (other than a corporation formed by the Company for purposes of reincorporation in another U.S. jurisdiction), (iii) a majority of the board of directors of the Company as of the Closing Date no longer serving as directors of the Company except due to natural causes, and (iv) the sale, lease or transfer of substantially all the assets of the Company or Subsidiaries.

                  7.3. MAXIMUM CONVERSION. A Subscriber shall not be entitled to convert on a Conversion Date that amount of a Note nor may the Company make any payment including principal, interest, or liquidated or other damages by delivery of Conversion Shares in connection with that number of Conversion Shares which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by such Subscriber and its Affiliates on a Conversion Date or payment date, and (ii) the number of Conversion Shares issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a calculation date, which would result in beneficial ownership by Subscriber and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%. The Subscriber may increase the permitted beneficial ownership amount up to 9.99% upon and effective after 61 days prior written notice to the Company. Subscriber may allocate which of the equity of the Company deemed beneficially owned by Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

                  7.4. INJUNCTION POSTING OF BOND. In the event a Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion based on any claim that Subscriber or any one associated or affiliated with Subscriber has been engaged in any violation of law, or for any other reason, unless, a final non-appealable injunction from a court made on notice to Subscriber, restraining and or enjoining conversion of all or part of such Note shall have been sought and obtained by the Company or the Company has posted a surety bond for the benefit of Subscriber in the amount of 120% of the outstanding principal and accrued but unpaid interest of the Note, or aggregate purchase price of the Conversion Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to Subscriber to the extent the judgment or decision is in Subscriber's favor.

                  7.5. BUY-IN. In addition to any other rights available to Subscribers, if the Company fails to deliver to a Subscriber Conversion Shares by the Delivery Date and if after the Delivery Date Subscriber or a broker on Subscriber's behalf purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by Subscriber of the Common Stock which Subscriber was entitled to receive upon such conversion (a "BUY-IN"), then the Company shall pay to Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion request was not timely honored together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Note principal and/or interest, the Company shall be required to pay Subscriber $1,000 plus interest. Subscriber shall provide the Company written notice and evidence indicating the amounts payable to Subscriber in respect of the Buy-In.

                  7.6 ADJUSTMENTS. The Conversion Price, Warrant exercise price and amount of Conversion Shares and Warrant Shares shall be equitably adjusted and as otherwise described in this Agreement, the Notes and Warrants.

                  7.7. REDEMPTION. The Note shall not be redeemable or callable by the Company, except as described in the Note.

                  8. FEES.

                           (a) COMMISSION. The Company on the one hand, and each
Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby or in connection with any investment in the Company at any time, whether or not such investment was consummated and arising out of such party's actions. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the Offering.

                           (b) SUBSCRIBER'S LEGAL FEES. The Company shall pay to
Grushko & Mittman, P.C., a fee of $7,500 ("SUBSCRIBER'S LEGAL FEES") as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes and Warrants (the "OFFERING"). The Subscriber's Legal Fees and expenses will be payable out of funds held pursuant to the Escrow Agreement.

                  9. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscribers as follows:

                           (a) STOP ORDERS. Subject to the prior notice
requirement described in Section 9(n), the Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscribers.

                           (b) LISTING/QUOTATION. The Company shall promptly
secure the quotation or listing of the Conversion Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon which the Company's Common Stock is quoted or listed and upon which such Conversion Shares and Warrant Shares are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as any Notes and Warrants are outstanding. The Company will maintain the quotation or listing of its Common Stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide Subscribers with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

                           (c) MARKET REGULATIONS. If required, the Company
shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

                           (d) FILING REQUIREMENTS. From the date of this
Agreement and until the last to occur of (i) all the Conversion Shares have been resold or transferred by the Subscribers pursuant to a registration statement or pursuant to Rule 144(b)(1)(i), or (ii) the Notes and Warrants are no longer outstanding (the date of such latest occurrence being the "END DATE"), the Company will (A) cause its Common Stock to continue to be registered under
Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if the Company is not subject to such reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the End Date. Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to Subscribers promptly after such filing.

                           (e) USE OF PROCEEDS. The proceeds of the Offering
will be substantially employed by the Company for general working capital. The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date. For so long as any Note is outstanding, the Company will not prepay any financing related debt obligations, except equipment payments, nor redeem any equity instruments of the Company without the prior consent of the Subscribers.

                           (f) RESERVATION. Prior to the Closing, the Company
undertakes to reserve on behalf of Subscribers from its authorized but unissued Common Stock, a number of shares of Common Stock equal to 150% of the amount of Common Stock necessary to allow Subscribers to be able to convert the entire Notes and 100% of the amount of Warrant Shares issuable upon exercise of the Warrants ("REQUIRED RESERVATION"). Failure to have sufficient shares reserved pursuant to this Section 9(f) at any time shall be a material default of the Company's obligations under this Agreement and an Event of Default under the Notes. If at any time Notes and Warrants are outstanding the Company has insufficient Common Stock reserved on behalf of the Subscribers in an amount less than 125% of the amount necessary for full conversion of the outstanding Notes principal and interest at the conversion price that would be in effect on every such date and 100% of the Warrant Shares ("MINIMUM REQUIRED RESERVATION"), the Company will promptly reserve the Minimum Required Reservation, or if there are insufficient authorized and available shares of Common Stock to do so, the Company will take all action necessary to increase its authorized capital to be able to fully satisfy its reservation requirements hereunder, including the filing of a preliminary proxy with the Commission not later than fifteen business days after the first day the Company has less than the Minimum Required Reservation. The Company agrees to provide notice to the Subscribers not later than three days after the date the Company has less than the Minimum Required Reservation reserved on behalf of the Subscriber.

                           (g) DTC PROGRAM. At all times that Notes or Warrants
are outstanding, the Company will employ as the transfer agent for the Common Stock, Conversion Shares and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program.

                           (h) TAXES. From the date of this Agreement and until
the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                           (i) INSURANCE. From the date of this Agreement and
until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business and location, in amounts and to the extent and in the manner customary for companies in similar businesses similarly situated and located and to the extent available on commercially reasonable terms.

                           (j) BOOKS AND RECORDS. From the date of this
Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                           (k) GOVERNMENTAL AUTHORITIES. From the date of this
Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                           (l) INTELLECTUAL PROPERTY. From the date of this
Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

                           (m) PROPERTIES. From the date of this Agreement and
until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect. The Company will not abandon any of its assets except for those assets which have negligible or marginal value or for which it is prudent to do so under the circumstances.

                           (n) CONFIDENTIALITY/PUBLIC ANNOUNCEMENT. From the
date of this Agreement and until the End Date, the Company agrees that except in connection with a Form 8-K, Form 10-Q, Form 10-K and the registration statement or statements regarding the Subscribers' Securities or in correspondence with the Commission regarding same, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by Subscribers or only to the extent required by law and then only upon not less than three days prior notice to Subscribers. In any event and subject to the foregoing, the Company undertakes to file a Form 8-K describing the Offering not later than the first (1st) business day after the Closing Date. Prior to the filing date of such Form 8-K, a draft in the final form will be provided to Subscribers for Subscribers' review and approval. In the Form 8-K, the Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing. Upon delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while a Note, Conversion Shares or Warrants are held by Subscribers, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or Subsidiaries, the Company shall within one business day after any such delivery publicly disclose such material, nonpublic information on a Report on Form 8-K. IN THE EVENT THAT THE COMPANY BELIEVES THAT A NOTICE OR COMMUNICATION TO SUBSCRIBERS CONTAINS MATERIAL, NONPUBLIC INFORMATION RELATING TO THE COMPANY OR SUBSIDIARIES, THE COMPANY SHALL SO INDICATE TO SUBSCRIBERS PRIOR TO DELIVERY OF SUCH NOTICE OR INFORMATION. SUBSCRIBERS WILL BE GRANTED SUFFICIENT TIME TO NOTIFY THE COMPANY THAT SUBSCRIBERS ELECTS NOT TO RECEIVE SUCH INFORMATION. IN SUCH CASE, THE COMPANY WILL NOT DELIVER SUCH INFORMATION TO SUBSCRIBERS. IN THE ABSENCE OF ANY SUCH INDICATION, SUBSCRIBERS SHALL BE ALLOWED TO PRESUME THAT ALL MATTERS RELATING TO SUCH NOTICE AND INFORMATION DO NOT CONSTITUTE MATERIAL, NONPUBLIC INFORMATION RELATING TO THE COMPANY OR SUBSIDIARIES.

                           (o) NON-PUBLIC INFORMATION. THE COMPANY COVENANTS AND
AGREES THAT EXCEPT FOR THE REPORTS, OTHER WRITTEN INFORMATION AND SCHEDULES AND EXHIBITS TO THIS AGREEMENT AND THE TRANSACTION DOCUMENTS, WHICH INFORMATION THE COMPANY UNDERTAKES TO PUBLICLY DISCLOSE ON THE FORM 8-K DESCRIBED IN SECTION 9(N) ABOVE, NEITHER IT NOR ANY OTHER PERSON ACTING ON ITS BEHALF WILL AT ANY TIME PROVIDE SUBSCRIBERS OR ITS AGENTS OR COUNSEL WITH ANY INFORMATION THAT THE COMPANY BELIEVES CONSTITUTES MATERIAL NON-PUBLIC INFORMATION, UNLESS PRIOR THERETO SUBSCRIBERS SHALL HAVE AGREED IN WRITING TO ACCEPT SUCH INFORMATION. THE COMPANY UNDERSTANDS AND CONFIRMS THAT SUBSCRIBERS SHALL BE RELYING ON THE FOREGOING REPRESENTATIONS IN EFFECTING TRANSACTIONS IN SECURITIES OF THE COMPANY.

                           (p) NEGATIVE COVENANTS. So long as a Note is
outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

                                    (i) create, incur, assume or suffer to exist
any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a "LIEN") upon any of its property, whether now owned or hereafter acquired except for: (A) the Excepted Issuances (as defined in Section 12(a) hereof), and (B) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers', warehousemen's, mechanics', material men's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company's business up to the amount of the purchase price of such property; and
(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a "PERMITTED LIEN");

                                    (ii) amend its certificate of incorporation,
bylaws or its charter documents so as to materially and adversely affect any rights of the Subscribers (an increase in the amount of authorized shares and an increase in the number of directors will not be deemed adverse to the rights of the Subscribers);

                                    (iii) repay, repurchase or offer to repay,
repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents;

                                    (iv) prepay or redeem any financing related
debt or past due obligations or securities outstanding as of the Closing Date, or past due obligations (except with respect to vendor obligations, or any such obligations which in management's good faith, reasonable judgment must be repaid to avoid disruption of the Company's businesses).

                           (q) SENIORITY. Except for Permitted Liens, until the
Notes are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in any assets of the Company or any Subsidiary or any Subsidiary's assets; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary or any right to payment equal to or superior to any right of the Subscribers as holders of the Notes in or to such assets or payment, nor issue or incur any debt not in the ordinary course of business.

                           (r) NOTICES. For so long as the Subscribers hold any
Securities, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

                  10. COVENANTS OF THE COMPANY REGARDING INDEMNIFICATION.

                           (a) INDEMNIFICATION. The Company agrees to indemnify,
hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, counsel, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Document, or other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

                           (b) INDEMNIFICATION PROCEDURES. Promptly after
receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10(b) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10(b), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10(b) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  11. ADDITIONAL POST-CLOSING OBLIGATIONS.

                  11.1. PIGGY-BACK REGISTRATIONS. If at any time until two years after the Closing Date there is not an effective registration statement registering all of the Warrant Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, , but excluding Forms S-4 or S-8 and similar forms which do not permit such registration, then the Company shall send to each holder of any of the Securities written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Conversion Shares such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights. The obligations of the Company under this Section may be waived by any holder of any of the Securities entitled to registration rights under this Section 11.1. The holders whose Conversion Shares are included or required to be included in such registration statement are granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of securities included in such registration statement. Notwithstanding anything to the contrary herein, the registration rights granted hereunder to the holders of Securities shall not be applicable for such times as such Conversion Shares may be sold by the holder thereof without restriction pursuant to Section 144(b)(1) of the 1933 Act. In no event shall the liability of any holder of Securities or permitted successor in connection with any Conversion Shares included in any such registration statement be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of the Conversion Shares sold pursuant to such registration or such lesser amount applicable to other holders of Securities included in such registration statement. All expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "SELLING EXPENSES." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the holder and will be apportioned among such holders in proportion to the number of Shares included therein for a holder relative to all the Securities included therein for all selling holders, or as all holders may agree

                  11.2. DELIVERY OF UNLEGENDED SHARES.

                           (a) Within three (3) business days (such third
business day being the "UNLEGENDED SHARES DELIVERY DATE") after the business day on which the Company has received (i) a notice that Conversion Shares, or any other Common Stock held by Subscriber has been sold pursuant to a registration statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and, if required, Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(h) above (the "UNLEGENDED SHARES"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Common Stock certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

                           (b) In lieu of delivering physical certificates
representing the Unlegended Shares, upon request of Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

                           (c) The Company understands that a delay in the
delivery of the Unlegended Shares pursuant to Section 11 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.2 for an aggregate of thirty days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares subject to such default at a price per share equal to the greater of (i) 120%, or (ii) a fraction in which the numerator is the highest closing price of the Common Stock during the aforedescribed thirty day period and the denominator of which is the lowest conversion price during such thirty day period, multiplied by the price paid by Subscriber for such Common Stock ("UNLEGENDED REDEMPTION AMOUNT"). The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                           (d) In the event a Subscriber shall request delivery
of Unlegended Shares as described in Section 11.2 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.2, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

                           (e) In addition to any other rights available to
Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement and after the Unlegended Shares Delivery Date, the Subscriber or a broker on the Subscriber's behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "BUY-IN"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

                  11.3. 144 DEFAULT. In the event commencing six months after the Closing Date and ending twenty-four months thereafter, the Subscriber is not permitted to resell any of the Conversion Shares without any restrictive legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Subscriber of Rule 144(b)(1)(i) under the 1933 Act or any successor rule (a "144 DEFAULT"), for any reason except for Subscriber's status as an Affiliate or "control person" of the Company, or as a result of a change in current applicable securities laws, then the Company shall pay such Subscriber as liquidated damages and not as a penalty an amount equal to two percent (2%) for each thirty days (or such lesser pro-rata amount for any period less than thirty days) thereafter of the purchase price of the Conversion Shares subject to such 144 Default during the pendency of the 144 Default. Liquidated Damages shall not be payable pursuant to this
Section 11.3 in connection with Shares for such times as such Shares may be sold by the holder thereof without volume or other restrictions pursuant to Section 144(b)(1)(i) of the 1933 Act or pursuant to an effective registration statement.

                  12. (a) RIGHT OF FIRST REFUSAL. For so long as any amount remains outstanding on the Notes, the Subscribers shall be given not less than fifteen (15) business days prior written notice of any proposed sale by the Company of its common stock or other securities or equity linked debt obligations, except in connection with the Excepted Issuances [as defined in
Section 12(b)]. If Subscribers elect to exercise their rights pursuant to this
Section 12(a), Subscribers shall have the right during the fifteen (15) business days following receipt of the notice to purchase in the aggregate up to all of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale relative to each other in proportion to the amount principal of the Notes to be issued to them on the Closing Date. In the event such terms and conditions are modified during the notice period, Subscribers shall be given prompt notice of such modification and shall have the right during the fifteen (15) business days following the notice of modification to exercise such right.

                           (b) FAVORED NATIONS PROVISION. Other than in
connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company's issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans described on SCHEDULE 5(D) as such plans are constituted on the Closing Date, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Closing Date including the permissible amendment thereof after the Closing Date, and described on SCHEDULE 5(D), and (v) as a result of the exercise of Warrants or conversion of Notes which are granted or issued pursuant to this Agreement (collectively, the foregoing (i) through (v) are "EXCEPTED Issuances"), if at any time the Notes or Warrants are outstanding, the Company shall agree to or issue (the "LOWER PRICE ISSUANCE") any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in effect at such time, or if less than the Warrant exercise price in effect at such time, without the consent of the Subscribers, then the Conversion Price and Warrant exercise price shall automatically be reduced to such other lower price. The average Purchase Price of the Conversion Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Conversion Shares and Warrant Shares. Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock. The rights of Subscribers set forth in this Section 12 are in addition to any other rights the Subscribers have pursuant to this Agreement, the Notes, any Transaction Document, and any other agreement referred to or entered into in connection herewith or to which Subscribers and Company are parties.

                           (c) MAXIMUM EXERCISE OF RIGHTS. In the event the
exercise of the rights described in Section 12(a) and Section 12(b) would or could result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to Subscribers calculated in the manner described in Section 7.3 of this Agreement, then the issuance of such additional shares of Common Stock of the Company to Subscribers will be deferred in whole or in part until such time as Subscribers are able to beneficially own such Common Stock without exceeding the applicable maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement and notifies the Company accordingly.

                  13.MISCELLANEOUS.

                           (a) NOTICES. All notices, demands, requests,
consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Aethlon Medical, Inc., 3030 Bunker Hill Street, Suite 4000, San Diego, CA 92109, Attn: James A. Joyce, CEO, facsimile: (858) 272-2738, with a copy by telecopier only to: Law Office of Jennifer A. Post, 340 North Camden Drive, Suite 302, Beverly Hills, California 90210, Attn: Jennifer A. Post, Esq., facsimile: (800) 783-2983, and (ii) if to the Subscribers, to: the addresses and fax numbers indicated on SCHEDULE I hereto, with an additional copy by fax only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

                           (b) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and
other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

                           (c) COUNTERPARTS/EXECUTION. This Agreement may be
executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

                           (d) LAW GOVERNING THIS AGREEMENT. This Agreement
shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. THE PARTIES EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE IN PERSONAM JURISDICTION OF SUCH COURTS AND HEREBY IRREVOCABLY WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

                           (e) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION.
The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                           (f) DAMAGES. In the event the Subscriber is entitled
to receive any liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

                           (g) MAXIMUM PAYMENTS. Nothing contained herein or in
any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscribers and thus refunded to the Company.

                           (h) CALENDAR DAYS. All references to "days" in the
Transaction Documents shall mean calendar days unless otherwise stated. The terms "business days" and "trading days" shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

                           (i) CAPTIONS: CERTAIN DEFINITIONS. The captions of
the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                           (j) CONSENT. As used in this Agreement and the
Transaction Documents and any other agreement delivered in connection herewith, "consent of the Subscribers" or similar language means the consent of holders of not less than 70% of the outstanding principal amount of the Notes on the date consent is requested (such amount being a "MAJORITY IN INTEREST"). A Majority in Interest may consent to take or forebear from any action permitted under or in connection with the Transaction Documents, modify any Transaction Documents or waive any default or requirement applicable to the Company, Subsidiaries or Subscribers under the Transaction Documents provided the effect of such action does not waive any accrued interest or damages and further provided that the relative rights of the Subscribers to each other remains unchanged.

                           (k) SEVERABILITY. In the event that any term or
provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

                           (l) SUCCESSOR LAWS. References in the Transaction
Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms. A successor rule to Rule 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

                           (m) ALLOCATION OF PURCHASE PRICE. The Purchase Price
will be allocated among the components of the Securities so that each component of the Securities will be fully paid and non-assessable.

                           (n) MAXIMUM LIABILITY. In no event shall the
liability of the Subscribers or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber or successor upon the sale of Registrable Securities (as defined herein).



                            [SIGNATURE PAGE FOLLOWS]

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)
                  --------------------------------------------


         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             AETHLON MEDICAL, INC.
                                             a Nevada corporation




                                             By: _______________________________
                                                 Name:
                                                 Title:

                                             Dated: August ___, 2009



-------------------------------------- ---------------------- --------------------- ------------------------
SUBSCRIBER                             PURCHASE PRICE         PRINCIPAL AMOUNT      WARRANTS
-------------------------------------- ---------------------- --------------------- ------------------------




-----------------------------------------------
By:

-------------------------------------- ---------------------- --------------------- ------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)
                  --------------------------------------------


         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.



                                             AETHLON MEDICAL, INC.
                                             a Nevada corporation




                                             By: _______________________________
                                                 Name:
                                                 Title:

                                             Dated: August ___, 2009


----------------------------------------------- --------------------- ----------------------- ------------------------
SUBSCRIBER                                      PURCHASE PRICE        NOTE PRINCIPAL          WARRANTS
----------------------------------------------- --------------------- ----------------------- ------------------------




---------------------------------------------
By:


----------------------------------------------- --------------------- ----------------------- ------------------------




                                       24



                                   SCHEDULE I
                                   ----------



   --------------------------------------------------- ---------------------- ------------------- ---------------------
   SUBSCRIBER AND ADDRESS                              PURCHASE PRICE         NOTE PRINCIPAL      WARRANT SHARES
   --------------------------------------------------- ---------------------- ------------------- ---------------------

   --------------------------------------------------- ---------------------- ------------------- ---------------------
   TOTALS                                              $307,500.00            $338,250.00         676,500
   --------------------------------------------------- ---------------------- ------------------- ---------------------



                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------



         Exhibit A                  Form of Note

         Exhibit B                  Form of Warrant

         Exhibit C                  Escrow Agreement

         Exhibit D                  Form of Legal Opinion

         Schedule I                 List of Subscribers

         Schedule 5(a)              Subsidiaries

         Schedule 5(d)              Capitalization and Additional Issuances

         Schedule 5(q)              Banking

         Schedule 5(x)              Transfer Agent





                                       26